August 19, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 15, 2002
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)	              File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c).	Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            August 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 August 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            August 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 August 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          August 19, 2002

By: 		   /s/ Richard C. Goldman
Title:         Vice President




EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               09-Aug-02
Determination Date:            14-Aug-02
Monthly Payment Date:          15-Aug-02
Collection Period Ending:      31-Jul-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               12,613,631.94
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    259,058.28
    Current Monthly Interest Shortfall/Excess                                                                        -130,657.36
    Recoup of Collection Expenses                                                                                       1,536.40
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   12,743,569.26

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    2,879,607.75
    Amount of Interest Payments Received During the Collection Period                                               3,010,265.11
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                         -130,657.36

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             7,683,128.45
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               7,893,557.08
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                10,222.94
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -220,651.57
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            7,893,557.08
    Total Ending Reserve Balance                                                                                    7,683,128.45

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      3,010,265.11
    Scheduled Principal Payments Received                                                                           3,046,451.77
    Principal Prepayments Received                                                                                  6,556,915.06
    Total Interest and Principal Payments Received                                                                 12,613,631.94

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   268,083.18
    minus  Reasonable Expenses                                                                                          9,024.90
    Net Liquidation Proceeds                                                                                          259,058.28
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     259,058.28

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   12,872,690.22
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  394,677,853.96
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      164,449.11

                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  394,677,853.96
    Pool Balance as of the Current Accounting Date                                                                384,156,422.39
    Age of Pool in Months                                                                                                     41

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        390,731,075.42
    Aggregate Note Balance as of Current Accounting Date                                                          380,314,858.17

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             89                2,112,723.71         0.550%
    60-89 Days Delinquent             22                 948,978.25          0.247%
    90-119 Days Delinquent            17                 734,054.69          0.191%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           17                 918,064.74          0.239%
    Cumulative Defaults               790              29,896,048.64         7.782%

    Current Month Realized Losses                                                                                     903,499.74
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.090%
    Preceding Realized Losses                                                                                         467,454.19
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.047%
    Second Preceding Realized Losses                                                                                  889,193.11
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.089%
    Cumulative Realized Losses                                                                                     27,011,572.85
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.701%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.38415512
                                                                                                                      0.38031486

a)                                                                                                                    164,449.11
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         591,996.30
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                             121,643,075.42         10,416,217.25    111,226,858.17
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    105,214.32
                                                                                                                       95,172.56


VIIIPOOL STATISTICS
                                                                                                                           8.82%
                                                                                                                             131


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       12,543,182.38
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                12,544,224.05

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              200,386.88



EX-2

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               09-Aug-02
Determination Date:            14-Aug-02
Monthly Payment Date:          15-Aug-02
Collection Period Ending:      31-Jul-02

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                                6,311,710.11
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    208,127.48
    Current Monthly Interest Shortfall/Excess                                                                         -68,505.32
    Recoup of Collection Expenses                                                                                      -3,228.59
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    6,448,103.68
II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,599,382.14
    Amount of Interest Payments Received During the Collection Period                                               1,667,887.46
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -68,505.32

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              11,000,002.18
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                14,071.47
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                -14,071.47
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          11,000,002.18
    Total Ending Reserve Balance                                                                                   11,000,002.18

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,667,887.46
    Scheduled Principal Payments Received                                                                           1,321,546.39
    Principal Prepayments Received                                                                                  3,322,276.26
    Total Interest and Principal Payments Received                                                                  6,311,710.11

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   252,338.26
    minus  Reasonable Expenses                                                                                         44,210.78
    Net Liquidation Proceeds                                                                                          208,127.48
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     208,127.48

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    6,519,837.59
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  229,664,596.66
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       95,693.58

                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  229,664,596.66
    Pool Balance as of the Current Accounting Date                                                                224,909,483.97
    Age of Pool in Months                                                                                                     39

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        225,071,304.73
    Aggregate Note Balance as of Current Accounting Date                                                          220,411,294.29

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             49                1,841,184.58         0.819%
    60-89 Days Delinquent             11                 343,964.63          0.153%
    90-119 Days Delinquent             4                 527,757.41          0.235%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            5                 111,290.04          0.049%
    Cumulative Defaults               269              12,812,391.25         5.697%

    Current Month Realized Losses                                                                                      99,426.52
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.018%
    Preceding Realized Losses                                                                                         165,972.07
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.030%
    Second Preceding Realized Losses                                                                                  173,365.41
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.032%
    Cumulative Realized Losses                                                                                     11,686,571.75
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.125%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.40892625
                                                                                                                      0.40074781

a)                                                                                                                     95,693.58
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         257,637.41
    Class A-4                                                                                                         357,517.80
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              49,865,304.73          4,660,010.44     45,205,294.29
    Class A-4                                                              66,207,000.00                  0.00     66,207,000.00
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                     95,102.25
                                                                                                                      352,104.08

VIIIPOOL STATISTICS
                                                                                                                           8.31%
                                                                                                                             154


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        6,000,897.35
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                 6,001,939.02

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              447,206.33



EX-3

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               09-Aug-02
Determination Date:            14-Aug-02
Monthly Payment Date:          15-Aug-02
Collection Period Ending:      31-Jul-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                6,371,849.00
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     56,408.24
    Current Monthly Interest Shortfall/Excess                                                                         -49,329.30
    Recoup of Collection Expenses                                                                                      -1,472.51
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    6,377,455.43

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,386,466.02
    Amount of Interest Payments Received During the Collection Period                                               1,435,795.32
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -49,329.30

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             3,670,236.41
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               3,771,017.47
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 4,853.16
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -105,634.22
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           3,771,017.47
    Total Ending Reserve Balance                                                                                    3,670,236.41

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,435,795.32
    Scheduled Principal Payments Received                                                                           1,215,084.52
    Principal Prepayments Received                                                                                  3,720,969.16
    Total Interest and Principal Payments Received                                                                  6,371,849.00

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    63,255.95
    minus  Reasonable Expenses                                                                                          6,847.71
    Net Liquidation Proceeds                                                                                           56,408.24
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                      56,408.24

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    6,428,257.24
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  188,550,873.57
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       78,562.86

                                                                                                                          708.33
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  188,550,873.57
    Pool Balance as of the Current Accounting Date                                                                183,511,820.65
    Age of Pool in Months                                                                                                     37

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        186,665,364.83
    Aggregate Note Balance as of Current Accounting Date                                                          181,676,702.44

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             54                1,360,064.39         0.741%
    60-89 Days Delinquent             15                 419,952.37          0.229%
    90-119 Days Delinquent            10                 358,291.23          0.195%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            4                 102,999.24          0.056%
    Cumulative Defaults               277              10,797,505.30         5.884%

    Current Month Realized Losses                                                                                      85,319.59
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.023%
    Preceding Realized Losses                                                                                         145,406.27
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.039%
    Second Preceding Realized Losses                                                                                  351,368.08
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.094%
    Cumulative Realized Losses                                                                                      9,605,857.52
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.565%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.48997762
                                                                                                                      0.48507788

a)                                                                                                                     78,562.86
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         428,810.65
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              77,379,364.83          4,988,662.39     72,390,702.44
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     50,390.53
                                                                                                                      199,459.51
VIIIPOOL STATISTICS

                                                                                                                           8.87%
                                                                                                                             140


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        6,127,605.39
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 6,128,313.72

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              249,850.04



EX-4

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:               09-Aug-02
Determination Date:            14-Aug-02
Monthly Payment Date:          15-Aug-02
Collection Period Ending:      31-Jul-02

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                                 14,930,950.84
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      165,364.04
    Current Monthly Interest Shortfall/Excess                                                                          -157,274.17
    Recoup of Collection Expenses                                                                                           -80.00
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     14,938,960.71

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      3,292,792.69
    Amount of Interest Payments Received During the Collection Period                                                 3,450,066.86
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           -157,274.17

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 1,338,563.10
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)                    0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                         0.00
    Reserve Account Investment Earnings                                                                                   1,979.23
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             1,338,563.10
    Total Ending Reserve Balance                                                                                      1,340,542.33

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                        3,450,066.86
    Scheduled Principal Payments Received                                                                             2,530,050.27
    Principal Prepayments Received                                                                                    8,950,833.71
    Total Interest and Principal Payments Received                                                                   14,930,950.84

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     182,661.61
    minus  Reasonable Expenses                                                                                           17,297.57
    Net Liquidation Proceeds                                                                                            165,364.04
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       165,364.04

c)
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

                                                                                                                     15,096,314.88
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    433,928,423.27
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        271,205.26

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                    433,928,423.27
    Pool Balance as of the Current Accounting Date                                                                  422,184,589.88
    Age of Pool in Months                                                                                                        9

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                          436,425,689.24
    Aggregate Note Balance as of Current Accounting Date                                                            423,556,770.91

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             58                2,246,340.72         0.532%
    60-89 Days Delinquent             15                 438,261.06          0.104%
    90-119 Days Delinquent             8                 201,029.86          0.048%
    120+ Days Delinquent               2                 116,223.37          0.028%
    Defaults for Current Period        7                 262,949.41          0.062%
    Cumulative Defaults               64                2,110,608.55         0.500%

    Current Month Realized Losses                                                                                        97,585.37
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.018%
    Preceding Realized Losses                                                                                           243,027.42
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.046%
    Second Preceding Realized Losses                                                                                    279,689.52
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.053%
    Cumulative Realized Losses                                                                                        1,269,082.51
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.240%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.79737625
                                                                                                                        0.78046208

a)                                                                                                                      271,205.26
                                                                                                                              0.00

b)
    Class A-1                                                                                                           194,405.37
    Class A-2                                                                                                           182,250.00
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08


                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                              82,725,689.24            12,868,918.33    69,856,770.91
    Class A-2                                                              54,000,000.00                     0.00    54,000,000.00
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00


c)                                                                                                                            0.00

VIIIPOOL STATISTICS
                                                                                                                             9.10%
                                                                                                                               168

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              14,938,960.71


TOTAL WIRE TO HSBC                                                                                                   14,938,960.71

Amount Due To Servicer                                                                                                        0.00
